UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4395

Legg Mason Partners Municipal Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:      March 31
Date of reporting period:   March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners Municipal Funds Legg Mason Partners Florida Municipals Fund

A N N U A L R E P O R T

MARCH 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Municipal Funds Legg Mason Partners Florida Municipals Fund

A n n u a l R e p o r t • M a r c h 3 1 , 2 0 0 6

What’s Inside	Letter from the Chairman	I

	Manager Overview	1

	Fund at a Glance	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	8

	Schedule of Investments	9

Fund Objective The Fund seeks to provide as high a level of income exempt from regular federal income taxes* as is consistent with prudent investing. *Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.	Statement of Assets and Liabilities	17

	Statement of Operations	18

	Statements of Changes in Net Assets	19

	Financial Highlights	20

	Notes to Financial Statements	23

	Report of Independent Registered Public Accounting Firm	32

	Board Approval of Management Agreement	33

	Additional Information	36

	Additional Shareholder Information	39

	Important Tax Information	40

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite a temporary setback at the end of 2005, the U.S. economy was strong during the reporting period. After advancing 3.3% and 4.1% in the second and third quarters of 2005, respectively, fourth quarter gross domestic product (“GDP”)[i] growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75% —its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

     As expected, both short- and long-term yields rose over the reporting period. During the year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.46% to 4.86%. During most of the last three months of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for

Legg Mason Partners Florida Municipals Fund      I

longer-term bonds. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period. However, unlike the Treasury yield curve, the municipal bond curve retained a positive slope.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II      Legg Mason Partners Florida Municipals Fund

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 10, 2006

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Legg Mason Partners Florida Municipals Fund      III

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Manager Overview

JOSEPH P. DEANE (left) Vice President and Investment Officer DAVID FARE (right) Vice President and Investment Officer

Special Shareholder Notices

Effective January 3, 2006, Joseph P. Deane and David T. Fare were named Co-Portfolio Managers of the Fund. Messrs. Deane and Fare have been elected Vice Presidents and Investment Officers of the Fund.

     Prior to April 7, 2006, the Fund operated under the name Smith Barney Muni Funds —Florida Portfolio. The Fund’s investment objective and strategies were not affected as a result of these changes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended March 31, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 3.81%, while the Lehman Brothers U.S. Aggregate Indexii rose 2.26%.

     Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, a barometer of short-term interest rates, in this case the federal funds rateiv, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

     Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of March 2006 and the federal funds rate now stands at 4.75%. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

     Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the one-year ended March 31, 2006, two-year Treasury yields increased from 3.75% to 4.82%. Over the same period, 10-year

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      1

Treasury yields moved from 4.46% to 4.86%. During the reporting period, both short- and longer-term municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.vi

Performance Review

For the 12 months ended March 31, 2006, Class A shares of the Legg Mason Partners Florida Municipals Fund, excluding sales charges, returned 5.08%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 3.81% for the same period. The Lipper Florida Municipal Debt Funds Category Average1 increased 3.65% over the same time frame.

     Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Florida Municipals Fund — Class A Shares	3.37%	5.08%

Lehman Brothers Municipal Bond Index	0.98%	3.81%

Lipper Florida Municipal Debt Funds Category Average	1.08%	3.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.To obtain performance data current to the most recent month-end, please visit our web-site at www.leggmason.com/InvestorServices.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 3.08% and Class C shares returned 3.06% over the six months ended March 31, 2006. Excluding sales charges, Class B shares returned 4.51% and Class C shares returned 4.47% over the twelve months ended March 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 52 funds for the six-month period and among the 52 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the rising interest rate environment and expectations for further Fed tightening during the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 52 funds in the Fund’s Lipper category, and excluding sales charges.

2      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

In addition, we were able to use the proceeds from our securities that matured and reinvest that money into municipal bonds offering higher coupons.

     Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat a drag on returns, as lower-rated, more speculative municipals generated better results over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period as we maintained a high quality portfolio and were defensively positioned.

     Thank you for your investment in the Legg Mason Partners Florida Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Co-Portfolio Manager, Vice President and Investment Officer	David Fare Co-Portfolio Manager, Vice President and Investment Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

v	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

vi	Source: Edwards, Chris. Busting the State Tax-Revenue Boom, Nationalreview.com, February 1, 2006. Please note that this is not a complete discussion of all differences between the investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in any one. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown

4      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on October 1, 2005 and held for the six months ended March 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	3.37%	$1,000.00	$1,033.70	0.70%	$3.55

Class B	3.08	1,000.00	1,030.80	1.28	6.48

Class C	3.06	1,000.00	1,030.60	1.31	6.63

(1)	For the six months ended March 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,021.44	0.70%	$3.53

Class B	5.00	1,000.00	1,018.55	1.28	6.44

Class C	5.00	1,000.00	1,018.40	1.31	6.59

(1)	For the six months ended March 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 3/31/06	5.08%	4.51%	4.47%

Five Years Ended 3/31/06	4.60	4.05	4.00

Ten Years Ended 3/31/06	5.31	4.76	4.71

Inception* through 3/31/06	6.25	5.84	5.09

	With Sales Charges(3)

	Class A	Class B	Class C

Twelve Months Ended 3/31/06	0.87%	0.01%	3.47%

Five Years Ended 3/31/06	3.74	3.89	4.00

Ten Years Ended 3/31/06	4.88	4.76	4.71

Inception* through 3/31/06	5.96	5.84	5.09

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (3/31/96 through 3/31/06)	67.80%

Class B (3/31/96 through 3/31/06)	59.26

Class C (3/31/96 through 3/31/06)	58.49

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Florida Municipals
Fund vs. Lehman Brothers Municipal Bond Index and Lipper Florida Municipal Debt Funds
Category Average† (March 1996 — March 2006)

†
Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1996, assuming deduction of the maximum 4.00% initial sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2006. The Lehman Brothers Municipal Bond Index is a broad-based total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Florida Municipal Debt Funds Average is comprised of the Fund’s peer group of mutual funds (52 funds as of March 31, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Schedule of Investments (March 31, 2006)

LEGG MASON PARTNERS FLORIDA MUNICIPALS FUND

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 91.3%
Cogeneration Facilities — 0.8%
$ 1,500,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project,
		Series A, 7.875% due 12/15/25 (a)	$1,547,670

Education — 7.8%
2,000,000	AAA	Florida State Board of Education Capital Outlay, Public Education,
		Series J, 5.000% due 6/1/33	2,064,760
		Florida State Board of Education Lottery Revenue, FGIC-Insured:
4,000,000	AAA	Series B, 5.250% due 7/1/15 (b)	4,299,840
5,000,000	AAA	Series C, 5.000% due 7/1/16 (b)	5,231,450
1,000,000	AAA	University of Central Florida, Athletics Association Inc.,
		Series A, FGIC-Insured, 5.250% due 10/1/34	1,056,040
2,790,000	A	University of the Virgin Islands, Refunding & Improvement, Bonds,
		Series A, ACA-Insured, 6.250% due 12/1/29 (b)	3,033,678

		Total Education	15,685,768

Escrowed to Maturity (c) — 13.4%
860,000	AAA	Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project,
		6.050% due 11/15/16	973,804
385,000	AAA	Cape Coral, FL, Health Facilities Authority Revenue, Cape Coral Medical
		Center, Refunding, Series A, 8.125% due 11/1/08	410,552
1,125,000	Aaa(d)	Collier County, FL, Health Facilities Authority, Moorings Inc. Project,
		11.000% due 12/1/10	1,333,688
970,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue,
		10.250% due 7/1/09	1,077,234
120,000	AAA	County Water-Sewer, Collier, FL, Refunding, Water Revenue, AMBAC-Insured,
		8.875% due 5/1/12	138,088
45,000	AAA	Dade County, FL, Special Obligation, Miami Beach Convention Center Project,
		FGIC-Insured, 8.625% due 12/1/07	47,473
630,000	AAA	Dunedin, FL, Health Facilities Authority Revenue, Mease Hospital Inc.,
		7.600% due 10/1/08	665,897
		Escambia County, FL:
215,000	AAA	Capital Improvement Revenue, Refunding, Series 80-01, MBIA-Insured,
		11.000% due 1/1/07	226,391
350,000	AAA	Utilities Systems Revenue, MBIA-Insured, 9.750% due 6/1/12	413,893
1,050,000	AAA	Florida State, Broward County Expressway Authority, 10.000% due 7/1/14	1,384,330
215,000	AAA	Fort Myers, FL, Improvement Revenue, Refunding, AMBAC-Insured,
		10.375% due 10/1/13	269,326
2,025,000	AAA	Gainesville, FL, Utilities Systems Revenue, 8.125% due 10/1/14	2,334,622
1,025,000	AAA	Hillsborough County, FL, Utilities, Refunding Bonds, MBIA-Insured,
		9.875% due 12/1/11	1,194,115
255,000	AAA	Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC-Insured,
		9.750% due 10/1/13	311,857
		Lee County, FL:
60,000	AAA	Capital Bonds, MBIA-Insured, 7.400% due 10/1/09	64,082
1,895,000	AAA	Justice Center, Improvement Revenue Bonds, Series A, MBIA-Insured,
		11.125% due 1/1/11 (e)	2,260,375

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      9

Schedule of Investments (March 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

Escrowed to Maturity (c) — 13.4% (continued)
		Southwest Florida Regional Airport Revenue, MBIA-Insured:
$ 1,515,000	AAA	8.625% due 10/1/09	$1,654,168
900,000	AAA	9.625% due 10/1/09	1,000,935
30,000	AAA	Martin Memorial Hospital Association Inc., Stuart Revenue,
		8.000% due 10/1/08	31,870
2,570,000	Aaa(d)	Orange County, FL, Health Facilities Authority Revenue, Southern Adventist
		Hospital, Adventist Health Systems, 8.750% due 10/1/09	2,812,454
2,585,000	AAA	Palm Beach County, FL, Health Facilities Authority Revenue,
		John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (e)	3,118,751
40,000	AAA	Tallahassee, FL, Capital Bonds Revenue, Series 1981, AMBAC-Insured,
		9.250% due 11/15/07	42,372
230,000	AAA	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC-Insured,
		9.250% due 10/1/10	259,491
		Tampa, FL:
1,585,000	AAA	Guaranteed Entitlement Revenue, MBIA-Insured, 9.750% due 10/1/08	1,724,353
2,465,000	AAA	Water & Sewer Revenue, 6.900% due 10/1/16	2,848,702
220,000	AAA	West Palm Beach, FL, IDR, 11.375% due 6/1/11	264,343

		Total Escrowed to Maturity	26,863,166

Finance — 1.6%
		Virgin Islands Public Finance Authority Revenue:
2,000,000	A	Series A, Senior Lien, ACA/CBI-Insured, 5.500% due 10/1/18	2,082,240
1,000,000	NR	Series E, Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,051,580

		Total Finance	3,133,820

General Obligation — 3.8%
3,220,000	AAA	Florida State Board of Education, Series D, 5.250% due 6/1/19 (b)	3,450,005
3,000,000	AAA	Florida State Board of Education Capital Outlay, Public Education,
		Series B, FGIC-Insured, 5.000% due 6/1/19 (b)	3,152,520
1,000,000	Aaa(d)	Hollywood, FL, FGIC-Insured, 5.000% due 6/1/26	1,045,530

		Total General Obligation	7,648,055

Hospitals — 12.4%
2,800,000	NR	Dade County, FL, IDR, Miami Cerebral Palsy Services Project,
		8.000% due 6/1/22	2,843,876
230,000	Aaa(d)	Escambia County, FL, Health Facilities Revenue, Florida Health Care
		Facility Loan, VHA Program, AMBAC- Insured, 5.950% due 7/1/20	247,241
3,000,000	A+	Highlands County, FL, Health Facilities Revenue, Hospital-Adventist,
		Sunbelt-Inc., Project, Series A, 6.000% due 11/15/31 (b)	3,231,780
1,680,000	NR	Homestead, FL, IDR, Community Rehabilitation Providers Program,
		Series A, 7.950% due 11/1/18	1,681,848
1,000,000	A	Orange County, FL, Health Facilities Authority Revenue Bonds,
		Orlando Regional Healthcare Systems, Refunding, Series 99-E,
		6.000% due 10/1/26	1,056,160
		Sarasota County, FL, Public Hospital, Refunding, Sarasota Memorial Hospital,
		Series B, MBIA-Insured:
5,000,000	AAA	5.250% due 7/1/24 (b)	5,462,850
3,485,000	AAA	5.500% due 7/1/28 (b)	3,918,569

See Notes to Financial Statements.

10      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

Hospitals — 12.4% (continued)
$ 2,000,000	A	South Lake County, FL, Hospital District, South Lake Hospital Inc.,
		6.000% due 10/1/22	$2,106,360
		West Orange Healthcare District, FL, Series A:
2,000,000	A	5.650% due 2/1/22	2,088,400
2,000,000	A	5.800% due 2/1/31	2,088,000

		Total Hospitals	24,725,084

Housing: Multi-Family — 3.5%
330,000	AAA	Clearwater MFH Revenue, Refunding, Rent Housing Drew Gardens Project,
		Series A, 6.500% due 10/1/25	331,185
1,000,000	BBB	Florida HFA, Vineyards Project, Series H, 6.500% due 11/1/25	1,014,960
		Florida Housing Finance Corporate Revenue, Augustine Club Apartment:
1,500,000	Aaa(d)	Series D-01, MBIA-Insured, 5.750% due 10/1/30	1,574,040
960,000	Ba3(d)	Series D-02, 8.250% due 10/1/30	918,173
1,460,000	AAA	Lee County, FL, HFA, Brittany Phase II Project, Series A,
		6.100% due 12/1/20 (a)(f)(g)	1,531,919
1,000,000	AAA	Oceanside Housing Development Corp. Inc., MFH, Mortgage Revenue,
		Refunding, Series A, 6.875% due 2/1/20	1,005,260
500,000	A+	Pasco County, FL, HFA, Housing Pasco Woods Apartments Project, Series A,
		5.700% due 8/1/19 (a)	518,040

		Total Housing: Multi-Family	6,893,577

Housing: Single-Family — 0.3%
50,000	AA	Leon County, FL, HFA, GNMA/FNMA Collateralized, Multi-County Program,
		Series B, 7.300% due 1/1/28 (a)	50,185
330,000	Aaa(d)	Miami-Dade County, FL, HFA, Home Ownership Mortgage,
		Series A-01, GNMA/FNMA Collateralized, 6.375% due 4/1/33 (a)	337,798
170,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
		GNMA-Collateralized, 6.500% due 3/1/25 (a)	171,438

		Total Housing: Single-Family	559,421

Industrial Development — 2.7%
4,000,000	NR	Hillsborough County, FL, IDA Revenue, National Gypsum Convention,
		Series A, 7.125% due 4/1/30 (a)(b)	4,357,960
985,000	NR	Orlando, FL, Urban Community Development, Capital Improvement,
		Series A, 6.950% due 5/1/33	1,055,349

		Total Industrial Development	5,413,309

Miscellaneous — 13.6%
2,650,000	NR	Bonita Springs, FL, Vasari Capital Improvement, Series A, 6.950% due 5/1/32	2,845,331
2,000,000	NR	Bonnet Creek Resort Community Development District, 7.375% due 5/1/34	2,175,440
		Capital Region Community Development District, Capital Improvement:
980,000	NR	Series A, 6.700% due 5/1/32	1,050,305
945,000	NR	Series A-02, 6.850% due 5/1/31	1,005,773
1,940,000	NR	Century Parc Community Development District, Special Assessment,
		7.000% due 11/1/31	2,039,949
1,000,000	AAA	Florida State Department of Management Services, Facilities Management,
		Refunding, Florida Facilities Pool, Series A, AMBAC-Insured,
		5.000% due 9/1/21	1,055,610

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      11

Schedule of Investments (March 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

Miscellaneous — 13.6% (continued)
$ 2,535,000	NR	Mediterra North Community Development District, Series A,
		6.800% due 5/1/31	$2,706,239
995,000	AAA	North Springs Improvement District, Refunding, Water & Sewer,
		Series A, MBIA-Insured, 7.000% due 10/1/09	1,103,266
1,545,000	AAA	Orange County, FL, Tourist Development Tax Revenue, Refunding,
		AMBAC-Insured, 5.000% due 10/1/21	1,629,759
240,000	AAA	Osceola County, FL, IDA, Community Provider Pooled Loan Program,
		Series A, FSA-Insured, 7.750% due 7/1/10	240,550
2,440,000	NR	Panther Trace, FL, Community Development, Special Assessment,
		Series A, 7.250% due 5/1/33	2,671,361
1,200,000	BBB-	Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06	1,223,832
970,000	NR	Renaissance Community Development District, Florida Capital Improvement
		Revenue, Series A, 7.000% due 5/1/33	1,034,932
2,455,000	NR	Reunion East Community Development District, Special Assessment,
		Series A, 7.375% due 5/1/33	2,680,885
1,475,000	NR	Rivercrest Community Development District, 7.000% due 5/1/32	1,580,875
1,000,000	NR	Sumter Landing Community Development District, 6.875% due 5/1/23	1,002,430
1,095,000	NR	Waterchase Community Development District, Series A, 6.700% due 5/1/32	1,168,737

		Total Miscellaneous	27,215,274

Pre-Refunded (h) — 11.6%
3,000,000	NR	Capital Projects Finance Authority of Florida, Student Housing Revenue,
		Capital Projects Loan Program, Florida University,
		Series A, Call 8/15/10 @ 103, 7.850% due 8/15/31 (b)	3,558,900
2,000,000	AAA	Capital Travel Agency Revenue, Seminole Tribe Convention,
		Series A, Call 10/1/12 @ 102, 8.950% due 10/1/33	2,502,800
1,000,000	A	Miami Beach, FL, Redevelopment Agency Tax Increment Revenue,
		City Center-Historic Convention Village, Series B, Call 12/1/06 @ 102,
		6.350% due 12/1/22	1,038,140
2,000,000	A	Orange County, FL, Health Facilities Authority Revenue Bonds,
		Orlando Healthcare, Call 12/1/12 @ 100, 5.750% due 12/1/32	2,214,940
3,000,000	A2(d)	Orange County, FL, Health Facilities Authority Revenue, Southern Adventist
		Hospital, Adventist Health Systems, Call 11/15/10 @ 101,
		6.500% due 11/15/30 (b)	3,370,140
2,000,000	Aa3(d)	Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health
		System, Call 5/15/13 @ 100, 5.500% due 11/15/33	2,095,660
1,000,000	Aaa(d)	Polk County, FL, Transportation Improvement Revenue, FSA-Insured,
		Call 12/1/10 @ 101, 5.250% due 12/1/22	1,073,670
2,500,000	AAA	Port Palm Beach District, Capital Appreciation, Series A, MBIA-Insured,
		Call 9/1/06 @ 42.63, zero coupon bond to yield 6.099% due 9/1/21	1,050,700
2,875,000	Baa3(d)	Volusia County, FL, Educational Facilities Authority Revenue, Embry-Riddle
		Aeronautical University, Series A, Call 10/15/06 @ 102,
		6.125% due 10/15/16	2,970,536
2,815,000	AAA	Westcoast Regional Water Supply Authority, Hillsborough County Project,
		AMBAC-Insured, Call 10/1/10 @ 100, 10.400% due 10/1/13 (b)	3,260,192

		Total Pre-Refunded	23,135,678

See Notes to Financial Statements.

12      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Schedule of Investments (March 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

Public Facilities — 2.7%
		Florida Municipal Loan Council Revenue, Series C, MBIA-Insured:
$ 1,625,000	AAA	5.250% due 11/1/18	$1,744,096
1,805,000	AAA	5.250% due 11/1/20 (b)	1,944,870
		Tampa, FL, Sports Authority Revenue, Guaranteed Parking Tampa Bay
		Arena Project, MBIA-Insured:
500,000	AAA	6.050% due 10/1/20	587,895
1,000,000	AAA	6.100% due 10/1/26	1,200,790

		Total Public Facilities	5,477,651

Transportation — 5.0%
5,000,000	AAA	Miami-Dade County, FL, Expressway Authority, Series B, FGIC-Insured,
		5.000% due 7/1/29 (b)	5,201,600
		Sanford, FL, Airport Authority IDR:
645,000	NR	Central Florida Terminals Inc. Project, Series C, 7.500% due 5/1/21 (a)	625,192
		Jett Aire Group Inc. Project, Central Florida Terminals Inc. Project, Series A:
1,000,000	NR	7.500% due 5/1/15 (a)	985,750
2,000,000	NR	7.750% due 5/1/21 (a)	1,982,320
1,085,000	B-	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,105,441

		Total Transportation	9,900,303

Utilities — 8.7%
3,000,000	AAA	Escambia County, FL, Utilities Systems Revenue, Series B, FGIC-Insured,
		6.250% due 1/1/15 (b)	3,453,780
2,100,000	AAA	Palm Coast, FL, Utilities Systems Revenue, MBIA-Insured, 5.000% due 10/1/27	2,183,706
2,025,000	Aaa(d)	Polk County, FL, Utilities Systems Revenue, FGIC-Insured, 5.000% due 10/1/24	2,117,563
3,000,000	AAA	Puerto Rico Electric Power Authority, Series II, MBIA-Insured,
		5.375% due 7/1/19 (b)	3,254,190
		Sunrise, FL, Utilities Systems Revenue, Refunding, AMBAC-Insured:
3,000,000	AAA	5.200% due 10/1/22 (b)	3,288,300
2,000,000	AAA	5.000% due 10/1/28	2,118,300
1,000,000	AAA	Village Center Community Development District, MBIA-Insured,
		5.250% due 10/1/23	1,074,860

		Total Utilities	17,490,699

Water & Sewer — 3.4%
2,000,000	AA-	Broward County, FL, Waste & Sewer Utilities, Series A, 5.000% due 10/1/30	2,084,380
2,250,000	Aaa(d)	Miami Dade County, FL, Stormwater, MBIA-Insured, 5.000% due 4/1/28	2,337,480
2,320,000	NR	Port St. Lucie, FL, South Lennard Special Assessment, Series A,
		7.125% due 9/1/21	2,398,462

		Total Water & Sewer	6,820,322

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $173,518,293)	182,509,797

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      13

Schedule of Investments (March 31, 2006) (continued)

Face
Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS (i) — 7.0%
Hospitals — 4.7%
$ 5,700,000	VMIG1(d)	Alachua County, FL, Health Facilities Authority, Shands Teaching Hospital,
		Series A, LOC-SunTrust Bank, 3.180%, 4/3/06	$5,700,000
1,900,000	VMIG1(d)	Brevard County, FL, Health Facilities Authority, Health Facilities Revenue,
		Refunding Bonds, Health First Inc. Project, LOC-SunTrust Bank,
		3.180%, 4/3/06	1,900,000
1,400,000	VMIG1(d)	Palm Beach County, FL, Health Facilities Authority, Health Facilities Revenue,
		Bethesda Healthcare System Project, LOC-SunTrust Bank, 3.180%, 4/3/06	1,400,000
300,000	VMIG1(d)	Sarasota County Public Hospital Board Revenue, Sarasota Memorial Hospital,
		Series A, AMBAC-Insured, 3.170%, 4/3/06	300,000

		Total Hospitals	9,300,000

Utilities — 2.3%
4,700,000	A-1	Manatee County, FL, PCR, Florida Power & Light Co. Project, 3.180%, 4/3/06	4,700,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $14,000,000)	14,000,000

		TOTAL INVESTMENTS — 98.3% (Cost — $187,518,293#)	196,509,797
		Other Assets in Excess of Liabilities — 1.7%	3,479,624

		TOTAL NET ASSETS — 100.0%	$199,989,421

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	All or a portion of this security is segregated for open futures contracts.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Rating by Moody’s Investors Service. All ratings are unaudited.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.

(g)	Maturity date shown represents the mandatory tender date.

(h)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $187,500,696.

See pages 15 and 16 for definitions of ratings.

Abbreviations used in this schedule:
ACA — American Capital Assurance
AMBAC — Ambac Assurance Corporation
CBI — Certificate of Bond Insurance
FGIC — Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association
FSA — Financial Security Assurance
GNMA — Government National Mortgage Association
HFA — Housing Finance Authority
IDA — Industrial Development Authority
IDR — Industrial Development Revenue
LOC — Letter of Credit
MBIA — Municipal Bond Investors Assurance Corporation
MFH — Multi-Family Housing
PCR — Pollution Control Revenue

See Notes to Financial Statements.

14      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay inter-
est and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are some-
what more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay princi-
pal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative
CCC, CC		with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms
and C		of the obligation.”BB” indicates the lowest degree of speculation than “B” and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteris-
tics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from
“Aa” to “Caa”, where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of invest-
ment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamen-
tally strong position of such issues.

Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly pro-
tected nor poorly secured. Interest payments and principal security appear adequate for the pre-
sent but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      15

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

16      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Statement of Assets and Liabilities (March 31, 2006)

ASSETS:
Investments, at value (Cost — $187,518,293)	$196,509,797
Cash	59,646
Interest receivable	4,143,897
Receivable for Fund shares sold	184,334
Receivable for securities sold	20,000
Receivable from broker — variation margin on open futures contracts	18,125
Prepaid expenses	9,009

Total Assets	200,944,808

LIABILITIES:
Distributions payable	494,631
Payable for Fund shares repurchased	267,914
Investment management fee payable	85,069
Distribution fees payable	21,362
Deferred compensation payable	16,927
Trustees’ fees payable	749
Accrued expenses	68,735

Total Liabilities	955,387

Total Net Assets	$199,989,421

NET ASSETS:
Par value (Note 6)	$15,443
Paid-in capital in excess of par value	199,776,206
Undistributed net investment income	152,757
Accumulated net realized loss on investments and futures contracts	(10,483,372)
Net unrealized appreciation on investments and futures contracts	10,528,387

Total Net Assets	$199,989,421

Shares Outstanding:
Class A	12,191,532

Class B	1,862,897

Class C	1,388,168

Net Asset Value:
Class A (and redemption price)	$12.96

Class B*	$12.92

Class C*	$12.93

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.50

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      17

Statement of Operations (For the year ended March 31, 2006)

INVESTMENT INCOME:
Interest	$11,388,393

EXPENSES:
Investment management fee (Note 2)	1,028,484
Distribution fees (Notes 2 and 4)	544,144
Shareholder reports (Note 4)	64,703
Transfer agent fees (Notes 2 and 4)	37,839
Custody fees	26,431
Registration fees	23,256
Audit and tax	21,371
Legal fees	20,167
Insurance	7,923
Trustees’ fees (Note 2)	5,634
Miscellaneous expenses	2,782

Total Expenses	1,782,734
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(28,140)

Net Expenses	1,754,594

Net Investment Income	9,633,799

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(221,123)
Futures contracts	(875,975)

Net Realized Loss	(1,097,098)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	78,630
Futures contracts	1,233,288

Change in Net Unrealized Appreciation/Depreciation	1,311,918

Net Gain on Investments and Futures Contracts	214,820

Increase in Net Assets From Operations	$9,848,619

See Notes to Financial Statements.

18      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended March 31,)
	2006	2005

OPERATIONS:
Net investment income	$9,633,799	$10,832,285
Net realized loss	(1,097,098)	(3,200,895)
Change in net unrealized appreciation/depreciation	1,311,918	(614,522)

Increase in Net Assets From Operations	9,848,619	7,016,868

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(9,616,781)	(10,734,067)

Decrease in Net Assets From Distributions to Shareholders	(9,616,781)	(10,734,067)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	28,143,204	29,507,283
Reinvestment of distributions	3,650,143	4,075,706
Cost of shares repurchased	(40,769,354)	(58,044,015)

Decrease in Net Assets From Fund Share Transactions	(8,976,007)	(24,461,026)

Decrease in Net Assets	(8,744,169)	(28,178,225)
NET ASSETS:
Beginning of year	208,733,590	236,911,815

End of year*	$199,989,421	$208,733,590

*Includes undistributed net investment income of:	$152,757	$158,107

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended
March 31:

Class A Shares(1)	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$12.94	$13.16	$13.36	$13.06	$13.34

Income (Loss) From Operations:
Net investment income	0.62	0.65	0.68	0.71	0.71
Net realized and unrealized gain (loss)	0.02	(0.22)	(0.20)	0.29	(0.29)

Total Income From Operations	0.64	0.43	0.48	1.00	0.42

Less Distributions From:
Net investment income	(0.62)	(0.65)	(0.68)	(0.70)	(0.70)

Total Distributions	(0.62)	(0.65)	(0.68)	(0.70)	(0.70)

Net Asset Value, End of Year	$12.96	$12.94	$13.16	$13.36	$13.06

Total Return(2)	5.08%	3.37%	3.69%	7.76%	3.15%

Net Assets, End of Year (millions)	$158	$159	$174	$167	$164

Ratios to Average Net Assets:
Gross expenses	0.74%	0.73%	0.71%	0.72%	0.72%
Net expenses(3)	0.73 (4)	0.72 (4)	0.71	0.72	0.72
Net investment income	4.81	5.03	5.07	5.30	5.27

Portfolio Turnover Rate	12%	15%	29%	45%	41%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.85%.

(4)	The investment manager and distributor voluntarily waived a portion of their fees.

See Notes to Financial Statements.

20      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
March 31:

Class B Shares(1)	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$12.90	$13.13	$13.33	$13.04	$13.32

Income (Loss) From Operations:
Net investment income	0.55	0.58	0.60	0.64	0.64
Net realized and unrealized gain (loss)	0.02	(0.23)	(0.18)	0.28	(0.29)

Total Income From Operations	0.57	0.35	0.42	0.92	0.35

Less Distributions From:
Net investment income	(0.55)	(0.58)	(0.62)	(0.63)	(0.63)

Total Distributions	(0.55)	(0.58)	(0.62)	(0.63)	(0.63)

Net Asset Value, End of Year	$12.92	$12.90	$13.13	$13.33	$13.04

Total Return(2)	4.51%	2.76%	3.19%	7.19%	2.67%

Net Assets, End of Year (millions)	$24	$32	$43	$53	$52

Ratios to Average Net Assets:
Gross expenses	1.29%	1.27%	1.23%	1.24%	1.22%
Net expenses(3)	1.29 (4)	1.26 (4)	1.23	1.24	1.22
Net investment income	4.25	4.49	4.56	4.79	4.76

Portfolio Turnover Rate	12%	15%	29%	45%	41%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.35%.

(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
March 31:

Class C Shares(1)	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Year	$12.91	$13.13	$13.33	$13.04	$13.33

Income (Loss) From Operations:
Net investment income	0.54	0.58	0.60	0.63	0.63
Net realized and unrealized gain (loss)	0.02	(0.22)	(0.19)	0.29	(0.29)

Total Income From Operations	0.56	0.36	0.41	0.92	0.34

Less Distributions From:
Net investment income	(0.54)	(0.58)	(0.61)	(0.63)	(0.63)

Total Distributions	(0.54)	(0.58)	(0.61)	(0.63)	(0.63)

Net Asset Value, End of Year	$12.93	$12.91	$13.13	$13.33	$13.04

Total Return(2)	4.47%	2.79%	3.12%	7.14%	2.55%

Net Assets, End of Year (millions)	$18	$18	$20	$20	$17

Ratios to Average Net Assets:
Gross expenses	1.32%	1.31%	1.27%	1.30%	1.28%
Net expenses(3)	1.32 (4)	1.30 (4)	1.27	1.30	1.28
Net investment income	4.22	4.45	4.51	4.73	4.72

Portfolio Turnover Rate	12%	15%	29%	45%	41%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.40%.

(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Effective April 7, 2006, Florida Portfolio was renamed Legg Mason Partners Florida Municipals Fund (the “Fund”). The Fund is a separate non-diversified investment fund of Legg Mason Partners Municipal Funds (formerly known as Smith Barney Muni Funds) (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

     (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      23

Notes to Financial Statements (continued)

expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f ) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated
	Investment	Net Realized
	Income	Loss

(a)	$(22,368)	$22,368

(a)      Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

     Prior to the Legg Mason transaction and continuing under the new investment management agreement, the Fund pays the Manager a fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

24      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

     During the year ended March 31, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 0.85%, 1.35% and 1.40%, respectively. These expense limitations can be terminated at any time.

     During the year ended March 31, 2006, the Manager voluntarily waived a portion of its fees amounting to $4,482.

     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended March 31, 2006, the Fund paid transfer agent fees of $30,589 to CTB.

     The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

     There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the period ended March 31, 2006, LMIS, CGM and its affiliates received sales charges of approximately $30,000 on sales of the Fund’s Class A shares. In addition, for the period ended March 31, 2006, CDSCs paid to LMIS, CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$1,500	$22,000	$0*

*      Amount represents less than $1,000

     The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      25

Notes to Financial Statements (continued)

Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of March 31, 2006, the Fund has accrued $16,927 as deferred compensation payable under the Plan.

     Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,844,449

Sales	44,749,340

     At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,702,522
Gross unrealized depreciation	(693,421)

Net unrealized appreciation	$9,009,101

     At March 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Sell:
U.S. Treasury Bond	580	6/06	$64,847,508	$63,310,625	$1,536,883

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

     For the year ended March 31, 2006, class specific expenses were as follows:

			Shareholder
	Distribution	Transfer	Reports
	Fees	Agent Fees	Expenses

Class A	$240,550	$24,381	$42,875
Class B	178,336	8,847	14,605
Class C	125,258	4,611	7,223

Total	$544,144	$37,839	$64,703

26      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

     LMIS, CGM and its affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing their services under the distribution plan. During the year ended March 31, 2006, LMIS, CGM and its affiliates reimbursed the Fund for $23,658.

5. Distributions to Shareholders by Class

	Year Ended	Year Ended
	March 31, 2006	March 31, 2005

Net Investment Income
Class A	$7,700,645	$8,261,193
Class B	1,163,811	1,620,045
Class C	752,325	852,829

Total	$9,616,781	$10,734,067

6. Shares of Beneficial Interest

At March 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	March 31, 2006		March 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,934,632	$25,013,220	2,016,455	$26,233,162
Shares issued on reinvestment	222,608	2,871,605	235,126	3,061,857
Shares repurchased	(2,204,390)	(28,476,562)	(3,226,616)	(42,069,429)

Net Decrease	(47,150)	$(591,737)	(975,035)	$(12,774,410)

Class B
Shares sold	41,905	$539,910	111,760	$1,455,697
Shares issued on reinvestment	30,561	393,030	44,841	582,546
Shares repurchased	(684,558)	(8,808,859)	(948,339)	(12,351,026)

Net Decrease	(612,092)	$(7,875,919)	(791,738)	$(10,312,783)

Class C
Shares sold	201,142	$2,590,074	140,087	$1,818,424
Shares issued on reinvestment	29,964	385,508	33,195	431,303
Shares repurchased	(270,516)	(3,483,933)	(278,810)	(3,623,560)

Net Decrease	(39,410)	$(508,351)	(105,528)	$(1,373,833)

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      27

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date
Payable Date	Class A	Class B	Class C

Daily
4/28/2006	$0.047733	$0.042821	$0.042315

     The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2006	2005

Distributions paid from:
Tax-Exempt Income	$9,616,781	$10,734,067

Total Distributions Paid	$9,616,781	$10,734,067

     As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$170,337
Capital loss carryforward (*)	(8,964,086)
Other book/tax temporary differences (a)	(1,554,463)
Unrealized appreciation/(depreciation) (b)	10,545,984

Total accumulated earnings — net	$197,772

(*)	During the taxable year ended March 31, 2006, the Fund utilized $102,492 of its capital loss carryforwards available from prior years. As of March 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2009	$(666,089)
3/31/2012	(1,458,394)
3/31/2013	(6,839,603)

$(8,964,086)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for market discount on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money

28      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”)

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      29

Notes to Financial Statements (continued)

based on the May 31, 2005 settlement order issued against the Defendants by the SEC based in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*      *      *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, the Fund’s investment mangaer and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

30      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

10. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners Florida Municipals Fund 2006 Annual Report      31

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Municipal Funds (formerly, Smith Barney Muni Funds):

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Florida Municipals Fund (formerly, Florida Portfolio), a series of Legg Mason Partners Municipal Funds, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2006, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Florida Municipals Fund, as of March 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York
May 24, 2006

32      Legg Mason Partners Florida Municipals Fund 2006 Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current adviser agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”).

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

     At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup.

Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

     (i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

      (ii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio man-

Legg Mason Partners Florida Municipals Fund      33

Board Approval of Management Agreement (unaudited)
(continued)

agement teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

     (iii) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

     (iv) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

     (v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

     (vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

     (vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

     (viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

     (ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

     (x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

     (xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

     (xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

     (xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

     (xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

     (xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

     (xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In

34      Legg Mason Partners Florida Municipals Fund

Board Approval of Management Agreement (unaudited)
(continued)

that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Legg Mason Partners Florida Municipals Fund      35

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Florida Municipals Fund (formerly known as Florida Portfolio) (“Fund”) are managed under the direction of the Legg Mason Partners Municipal Funds (formerly known as Smith Barney Muni Funds) (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

NON-INTERESTED TRUSTEES:
Lee Abraham	Trustee	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1999	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL
33410
Birth Year: 1927

Jane F. Dasher	Trustee	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc., a family
283 Greenwich Avenue			investment company
3rd Floor
Greenwich, CT 06830
Birth Year: 1949

Donald R. Foley	Trustee	Since	Retired	18	None
3668 Freshwater Drive		1985
Jupiter, FL 33477
Birth Year: 1922

Richard E. Hanson, Jr.	Trustee	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1999	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Birth Year: 1941

Paul Hardin	Trustee	Since	Professor of Law and	34	None
12083 Morehead		1994	Chancellor Emeritus
Chapel Hill, NC			at the University of
27514-8426			North Carolina
Birth Year: 1931

Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1985
Morristown, NJ 07960
Birth Year: 1926

John P. Toolan	Trustee	Since	Retired	27	None
7202 Southeast Golf		1985
Ridge Way
Hobe Sound, FL 33455
Birth Year: 1930

36      Legg Mason Partners Florida Municipals Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

INTERESTED TRUSTEE:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	169	Trustee, Consulting
Legg Mason & Co., LLC	President	2002	Legg Mason; President		Group Capital
(“Legg Mason”)	and Chief		and Chief Executive Officer		Markets Funds
399 Park Avenue, 4th Floor	Executive		of Smith Barney Fund
New York, NY 10022	Officer		Management LLC (“SBFM”)
Birth Year: 1951			and Citi Fund Management Inc.
(“CFM”); President and Chief
Executive Officer of certain
mutual funds associated
with Legg Mason; Formerly,
Chairman of SBFM and CFM
(2002 to 2006); Formerly,
Chairman, President and Chief
Executive Officer of Travelers
Investment Adviser, Inc. (from
2002 to 2005)

OFFICERS:
Andrew B. Shoup	Senior Vice	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	President	2003	Senior Vice President and
125 Broad Street	and Chief		Chief Administrative Officer
11th Floor	Administrative		of certain mutual funds
New York, NY 10004	Officer		associated with Legg Mason;
Birth Year: 1956			Formerly, Head of International
Funds Administration of Legg
Mason or its predecessors
(from 2001 to 2003)

Robert J. Brault	Chief Financial	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Officer and	2004	Chief Financial Officer and
125 Broad Street	Treasurer		Treasurer of certain mutual
11th Floor			funds associated with
New York, NY 10004			Legg Mason; Director of
Birth Year: 1965			Internal Control for
CAM U.S. Mutual Fund
Administration (from
2002 to 2004);
Director of Project
Management &
Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002)

Legg Mason Partners Florida Municipals Fund      37

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	In Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen	Held by
and Birth Year	Fund	Served	Five Years	by Trustee	Trustee

Joseph P. Deane	Vice	Since	Managing Director of	N/A	N/A
Legg Mason	President	1999	Legg Mason; Investment
399 Park Avenue	and		Officer of SBFM
4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1949

David T. Fare	Vice	Since	Managing Director of	N/A	N/A
Legg Mason	President	2004	Legg Mason; Investment
399 Park Avenue	and		Officer of SBFM
4th Floor	Investment
New York, NY 10022	Officer
Birth Year: 1962

Ted P. Becker	Chief	Since	Managing Director of	N/A	N/A
Legg Mason	Compliance	2006	Compliance at Legg Mason
399 Park Avenue	Officer		& Co., LLC (2005-Present);
4th Floor			Chief Compliance Officer
New York, NY 10022			with certain mutual funds
Birth Year: 1951			associated with Legg Mason
(since 2006); Managing
Director of Compliance at
CAM (2002-2005). Prior to
2002, Managing Director-
Internal Audit & Risk Review
at Citigroup Inc.

John Chiota	Chief	Since	Vice President of Legg Mason	N/A	N/A
Legg Mason	Anti-Money	2006	(since 2004); Chief Anti-Money
300 First Stamford Place	Laundering		Laundering Compliance
4th Floor	Compliance		Officer with certain mutual
Stamford, CT 06902	Officer		funds associated with Legg
Birth Year: 1968			Mason (since 2006); prior
to August 2004, Chief AML
Compliance Officer with
TD Waterhouse

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
Legg Mason	and Chief	2003	General Counsel of Global
300 First Stamford Place	Legal		Mutual Funds for Legg Mason
4th Floor	Officer		and its predecessors;
Stamford, CT 06902			Secretary and Chief Legal
Birth Year: 1954			Officer of certain mutual
funds associated with
Legg Mason (since 2003);
Formerly, Secretary of CFM
(from 2001 to 2004)

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of Legg Mason and certain of its affiliates.

38      Legg Mason Partners Florida Municipals Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Trustees of Legg Mason Partners Municipal Funds. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

				Broker Non-
Item Voted On	Votes For	Votes Against	Abstentions	Votes

New Management
Agreement	8,713,555.069	188,796.484	602,656.337	707,158.000

2. Election of Trustees†

Nominees:		Votes For	Authority Withheld	Abstentions

Lee Abraham		2,329,588,005.613	149,321,576.243	0.000
Jane F. Dasher		2,332,650,753.697	146,258,828.159	0.000
Donald R. Foley		2,329,893,384.968	149,016,196.888	0.000
Richard E. Hanson, Jr.		2,331,776,035.764	147,133,546.092	0.000
Paul Hardin		2,329,386,986.327	149,522,595.529	0.000
Roderick C. Rasmussen		2,330,770,995.850	148,138,586.006	0.000
John P. Toolan		2,328,703,793.287	150,205,788.569	0.000
R. Jay Gerken		2,327,542,856.282	151,366,725.574	0.000

†     Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Legg Mason Partners Florida Municipals Fund      39

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

40      Legg Mason Partners Florida Municipals Fund

Legg Mason Partners Municipal Funds Legg Mason Partners Florida Municipals Fund

TRUSTEES	INVESTMENT MANAGER
Lee Abraham	Smith Barney Fund
Jane F. Dasher	Management LLC
Donald R. Foley
R. Jay Gerken, CFA	DISTRIBUTORS
Chairman	Citigroup Global Markets Inc.
Richard E. Hanson, Jr.	Legg Mason Investor Services, LLC
Paul Hardin
Roderick C. Rasmussen	CUSTODIAN
John P. Toolan	State Street Bank and
Trust Company
OFFICERS
R. Jay Gerken, CFA	TRANSFER AGENT
President and	PFPC Inc.
Chief Executive Officer	4400 Computer Drive
Westborough, Massachusetts
Andrew B. Shoup	01581
Senior Vice President and
Chief Administrative Officer	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Robert J. Brault	KPMG LLP
Chief Financial Officer	345 Park Avenue
and Treasurer	New York, New York 10154

Joseph P. Deane
Vice President and
Investment Officer

David T. Fare
Vice President and
Investment Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is submitted for
the general information of
the shareholders of Legg
Mason Partners Municipal
Funds — Legg Mason Partners
Florida Municipals Fund, but it
may also be used as sales
literature when preceded or
accompanied by the current
prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD2298 05/06                     SR 06-38

Legg Mason
Partners Municipal Funds
Legg Mason Partners Florida
Municipals Fund

The Fund is a separate investment fund of the Legg Mason Partners
Municipal Funds, a Massachusetts business trust.

LEGG MASON PARTNERS MUNICIPAL FUNDS
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Muni Funds—Florida Portfolio name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2005 and March 31, 2006 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $170,500 in 2005 and $182,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Municipal Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $38,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Municipal Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund

Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Municipal Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Municipal Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Municipal Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Municipal Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Legg Mason Partners Municipal Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Municipal Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Municipal Funds
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Municipal Funds

Date:	June 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Municipal Funds

Date:	June 8, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Legg Mason Partners Municipal Funds

Date:	June 8, 2006